Exhibit 10.61
Loan Agreement
9530034477

Account Number
This Loan Agreement (the “Agreement”) is made this 24th day of May, 2007 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”), and:
Cuisine Solutions, Inc., a Delaware corporation (“Borrower”), having its chief executive office at Alexandria, VA.
The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan(s) (hereinafter referred to, singularly or collectively, if more than one, as “Loan”):
Term Loan (“Term Loan”) in the principal amount of $1,718,175 for the purpose of purchase of Thermix Systems Type 5:5*2 000L which shall be evidenced by the Borrower’s Promissory Note dated of even date herewith payable in 59 consecutive monthly installments and shall bear interest at a rate as described more particularly in such note, the terms of which are incorporated herein by reference. The Term Loan shall mature on June 5, 2012 when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Prepayment Compensation: For any prepayment of the Loan the Bank shall be compensated as follows: 4% of the amount of principal prepayment if made during the first year, 4% of the amount of principal prepayment if made during the second year, 3% of the amount of the principal prepayment if made during the third year, 2% of the amount of the principal prepayment if made during the fourth year, and 1% of the amount of the principal prepayment if made during the fifth year. THE AFOREDESCRIBED PREPAYMENT PENALTY SHALL ONLY APPLY IN THIS EVENT THE NOTE IS REFINANCED WITH ANOTHER FINANCIAL INSTITUTION.
Section 1 Conditions Precedent
The Bank shall not be obligated to make any disbursement of Loan proceeds until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance satisfactory to the Bank and the Bank’s counsel in their sole discretion:
USA Patriot Act Verification Information: Information or documentation, including but not limited to the legal name, address, tax identification number, driver’s license, and date of birth (if the Borrower is an individual) of the Borrower sufficient for the Bank to verify the identity of the Borrower in accordance with the USA Patriot Act.
Note(s): The Note(s) evidencing the Loans(s) duly executed by the Borrower.
Authorization and Certificate: An Authorization and Certificate executed by each Debtor under which such Debtor authorizes Bank to file a UCC Financing Statement describing collateral owned by such Debtor.
Commitment Fee: A commitment fee (or balance thereof) of $4,250 payable to the Bank on the date of execution of the Loan Documents, unless a schedule follows.
Corporate Resolution: A Corporate Resolution duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.
Articles of Incorporation: A copy of the Articles of Incorporation and all other charter documents of the Borrower, all filed with and certified by the Secretary of State of the State of the Borrower’s incorporation.
By-Laws: A copy of the By-Laws of the Borrower, certified by the Secretary of the Borrower as to their completeness and accuracy.
Certificate of Incumbency: A certificate of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents.
Certificate of Existence: A certification of the Secretary of State (or other government authority) of the State of the Borrower’s Incorporation or Organization as to the existence or good standing of the Borrower and its charter documents on file.
Section 2 Representations and Warranties
The Borrower and Guarantor(s) represent and warrant to Bank that:
2.01. Financial Statements. The balance sheet of the Borrower and its subsidiaries, if any, and the related Statements of Income and Retained Earnings of the Borrower and its subsidiaries, the accompanying footnotes together with the accountant’s opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and fairly reflect the financial condition of the Borrower and its subsidiaries as of the dates thereof, including all contingent liabilities of every type, and the financial condition of the Borrower and its subsidiaries as stated therein has not changed materially and adversely since the date thereof. Each Guarantor further represents and warrants that all financial statements provided by such Guarantor to Bank concerning such Guarantor’s financial condition are true and correct and fairly represent such Guarantor’s financial condition as of the dates thereof.
2.02. Name, Capacity and Standing. The Borrower’s exact legal name is correctly stated in the initial paragraph of the Agreement. If the Borrower and/or any Guarantor is a corporation, general partnership, limited partnership, limited liability partnership, or limited liability company, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization; that it and/or its subsidiaries, if any, are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors, general partners or member/manager(s), respectively, to enter into and perform the obligations under the Loan Documents.
2.03. No Violation of Other Agreements. The execution of the Loan Documents, and the performance by the Borrower, by any and all pledgors (whether the Borrower or other owners of collateral property securing payment of the Loan (hereinafter sometimes referred to as the “Pledgor”)) or by the Guarantor(s) thereunder will not violate any provision, as applicable, of its articles of incorporation, by-laws, articles of organization, operating agreement, agreement of partnership, limited partnership or limited liability partnership, or, of any law, other agreement, indenture, note, or other instrument binding upon the Borrower, Pledgor or Guarantor(s), or give cause for the acceleration of any of the respective obligations of the Borrower or Guarantor(s).
2.02. Authority. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Agreement and the other Loan Documents has been obtained.
2.04. Asset Ownership. The Borrower and each Guarantor have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements. In addition, each other owner of collateral has good and marketable title to such collateral, free and clear of any liens, security interests and encumbrances, except as otherwise disclosed to Bank.
2.05. Discharge of Liens and Taxes. The Borrower and its subsidiaries, if any, and each Guarantor have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount acceptable to Bank) for the payment thereof is being maintained.
2.06. Regulation U. None of the Loan proceeds shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.
2.07. ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor(s) meets, as of the date hereof, the minimum funding standards

Loan Agreement
of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no “Reportable Event” nor “Prohibited Transaction” (as defined by ERISA) has occurred with respect to any such plan.
2.08. Litigation. There is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of the Borrower or its subsidiaries, if any, or the Guarantors), or the ability of the Borrower or the Guarantor(s) to perform their obligations under the Loan Documents.
2.09. Other Agreements. The representations and warranties made by Borrower to Bank in the other Loan Documents are true and correct in all respects on the date hereof.
2.10. Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantors respectively, the execution of such Loan Documents has been duly authorized by the parties thereto, and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors’ rights generally.
2.11. Commercial Purpose. The Loan(s) are not “consumer transactions”, as defined in the Virginia Uniform Commercial Code, and none of the collateral was or will be purchased or held primarily for personal, family or household purposes.
Section 3 Affirmative Covenants
The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Borrower shall:
3.01. Maintain Existence and Current Legal Form of Business. (a) Maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business indicated above, and, (c) as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.
3.02. Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.
3.03. Maintain Properties. Maintain, keep, and preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.
3.04. Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.
3.05. Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible(s). The Bank shall be named as loss payee (Long Form) on all policies which apply to the Bank’s collateral, and the Borrower shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without 20 days prior written notice to Bank.
3.06. Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.
3.07. Right of Inspection. Permit the officers and authorized agents of the Bank, at any reasonable time or times in the Bank’s sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower, and to discuss such matters with any officers, directors, managers, members or partners, limited or general of the Borrower, and the Borrower’s independent accountant as the Bank deems necessary and proper.
3.08. Reporting Requirements. Furnish to the Bank:
Quarterly Financial Statements: As soon as available and not more than Forty Five (45) days after the end of each quarter, balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer, general partner or manager (or member(s)) of the Borrower, as appropriate.
Annual Financial Statements: As soon as available and not more than One Hundred and Twenty (120) days after the end of each fiscal year, balance sheets, statements of income, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The financial statements must be of the following quality or better: Audited.
Notice of Litigation: Promptly after the receipt by the Borrower, or by any Guarantor of which Borrower has knowledge, of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or Guarantor, as appropriate.
Notice of Default: Promptly upon discovery or knowledge thereof, notice of the existence of any event of default under this Agreement or any other Loan Documents.
USA Patriot Act Verification Information: Information or documentation, including but not limited to the legal name, address, tax identification number, driver’s license, and date of birth (if the Borrower is an individual) of the Borrower sufficient for the Bank to verify the identity of the Borrower in accordance with the USA Patriot Act. Borrower shall notify Bank promptly of any change in such information.
Other Information: Such other information as the Bank may from time to time reasonably request.
3.09. Deposit Accounts. Maintain substantially all of its demand deposit/operating accounts with the Bank.
3.10. Affirmative Covenants from other Loan Documents. All affirmative covenants contained in any Deed of Trust, Security Agreement, Assignment of Leases and Rents, or other security document executed by the Borrower which are described in paragraph 2 hereof are hereby incorporated by reference herein.
Section 4 Guarantor(s) Covenants
None
Section 5 Financial Covenants
The Borrower covenants and agrees that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrower shall at all times maintain the following financial covenants and ratios all in accordance with GAAP unless otherwise specified:
Cash Flow Coverage. Minimum of 1.2 times Debt Service annually. Cash Flow is defined as net profit after taxes, plus depreciation and amortization and interest minus owner withdrawals and dividends and advances to stockholders. Debt Service is defined as current maturities of long term debt plus interest expense.
Section 7 Hazardous Materials and Compliance with Environmental Laws
7.01. Investigation. Borrower hereby certifies that it has exercised due diligence to ascertain whether its real property, including without limitation the Mortgaged Property, is or has been affected by the presence of asbestos, oil, petroleum or other hydrocarbons, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other hazardous materials (collectively, “Hazardous Materials”), as

Loan Agreement
defined in applicable Environmental Laws. Borrower represents and warrants that there are no such Hazardous Materials contaminating its real property, nor have any such materials been released on or stored on or improperly disposed of on its real property during its ownership, occupancy or operation thereof. Borrower hereby agrees that, except in strict compliance with applicable Environmental Laws, it shall not knowingly permit any release, storage or contamination as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. In addition, Borrower does not have or use any underground storage tanks on any of its real property, including the Mortgaged Property which are not registered with the appropriate Federal and/or State agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by Bank, Borrower shall provide Bank with all necessary and reasonable assistance required for purposes of determining the existence of Hazardous Materials on the Mortgaged Property, including allowing Bank access to the Mortgaged Property, and access to Borrower’s employees having knowledge of, and to files and records within Borrower’s control relating to the existence, storage, or release of Hazardous Materials on the Mortgaged Property.
7.02. Compliance. Borrower agrees to comply with all applicable Environmental Laws, including, without limitation, all those relating to Hazardous Materials. Borrower further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any release of Hazardous Materials on the Mortgaged Property and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.
7.03. Remedial Action. Bank shall have the right, but not the obligation, to undertake all or any part of such remedial action in the event of a release of Hazardous Materials on the Mortgaged Property and to add any expenditures so made to the principal indebtedness secured by the Deed(s) of Trust. Borrower agrees to indemnify and hold Bank harmless from any and all loss or liability arising out of any violation of the representations, covenants, and obligations contained in this Section 7, or resulting from the recording of the Deed(s) of Trust.
Section 8 Events of Default
The following shall be “Events of Default” by Borrower or any Guarantor:
8.01. The failure to make prompt payment of any installment of principal or interest on any of the Note(s) when due or payable.
8.02. Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.
8.03. Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement prove to be false or misleading in any material respect.
8.04. Should the Borrower or any Guarantor default on the performance of any other obligation of indebtedness when due or in the performance of any obligation incurred in connection with money borrowed.
8.05. Should the Borrower, any Guarantor or any Pledgor breach any covenant, condition, or agreement made under any of the Loan Documents.
8.06. Should a custodian be appointed for or take possession of any or all of the assets of the Borrower or any Guarantor, or should the Borrower or any Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United. States Bankruptcy Code, any proceeding to dissolve the Borrower or any Guarantor, any proceeding to have a receiver appointed, or should the Borrower or any Guarantor make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Guarantor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 30 days.
8.07. Should final judgment for the payment of money be rendered against the Borrower or any Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.
8.08. Upon the death of, or termination of existence of, or dissolution of, any Borrower, Pledgor or Guarantor.
8.09. Should the Bank in good faith deem itself, its liens and security interests, if any, or any debt thereunder unsafe or insecure, or should the Bank believe in good faith that the prospect of payment of any debt or other performance by the Borrower or any Guarantor is impaired.
8.10. Should any lien or security interest granted to Bank to secure payment of the Note(s) terminate, fail for any reason to have the priority agreed to by Bank on the date granted, or become unperfected or invalid for any reason.
Section 9 Remedies Upon Default
Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:
9.01. Declare the balance(s) of the Note(s) to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower and each Guarantor, and such balance(s) shall accrue interest at the Default Rate as provided herein until paid in full;
9.02. Require the Borrower or Guarantor(s) to pledge additional collateral to the Bank from the Borrower’s or any Guarantor’s assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank’s sole discretion;
9.03. Take immediate possession of and foreclose upon any or all collateral which may be granted to the Bank as security for the indebtedness and obligations of Borrower or any Guarantor under the Loan Documents;
9.04. Exercise any and all other rights and remedies available to the Bank under the terms of the Loan Documents and applicable law, including the Virginia Uniform Commercial Code;
9.05. Any obligation of the Bank to advance funds to the Borrower or any other Person under the terms of under the Note(s) and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate such obligation in writing.
Section 10 Miscellaneous Provisions
10.01. Definitions.
“Availability” shall mean the lesser of (i) $Amount or (ii) the Collateral Loan Value shown on the Loan Base Report furnished by Borrower to Bank on or before the Day day of each Month as long as this Agreement shall remain in force. The percentages of acceptable collateral, as defined by Bank, which will be used to determine the Collateral Loan Value, shall be the following (unless otherwise set forth in Schedule DD and/or DD-IFA hereto): Eligible Inventory — Inventory Advance Rate %%; Eligible Accounts — Accounts Advance %%; Insured Foreign Accounts — Insured Foreign Accounts Advance % %.
     “Default Rate” shall mean a rate of interest equal to Bank’s Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank’s sole discretion, to all sums owing, including principal and interest, on such date.
     “Environmental Laws” shall mean all federal and state laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Virginia Waste Management Act (Sections 10.1-1400 through 1457 of the Code of Virginia, The Chesapeake Bay Preservation Act (Sections 10.1-2100 through 10.1-2115), Storage Tanks Section 62.4-44.34:8 et seq., and all other state and local laws protecting the environment and dealing with the release and disposal of hazardous waste and materials, as such laws or regulations have been amended or may be amended.
     “Loan Documents” shall mean this Agreement including any schedule attached hereto, the Note(s), the Deed(s) of Trust, the Mortgage(s), the Security Agreement(s), the Assignment(s) of Leases and Rents, all UCC Financing Statements, the Guaranty Agreement(s), and all other

Loan Agreement
documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.
     “Person” shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.
     “GAAP” shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.
     “Prime Rate” shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank’s lowest lending rate.
10.02. Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.
10.03. Applicable Law. The Loan Documents shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia.
10.04. Waiver. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.
10.05. Modification. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.
10.06. Payment Amount Adjustment. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrower’s payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.
10.07 Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.
10.08. Attorneys’ Fees. In the event the Borrower or any Pledgor or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Bank, to enforce the terms and provisions of the Loan Documents, to modify the Loan Documents, or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code), the Borrower and Guarantors agree to pay the reasonable attorneys’ fees of the Bank and all related costs of collection or enforcement that may be incurred by the Bank. The Borrower and Guarantor shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced.
10.09. Bank Making Required Payments. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral; provided, however, the Bank shall be under no duty or obligation to make any such payments or expenditures.
10.10. Right of Offset. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any Loan made under this Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.
10.11. UCC Authorization. Borrower authorizes Bank to file such UCC Financing Statements describing the collateral in any location deemed necessary and appropriate by Bank.
10.12. Modification and Renewal Fees. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) permitted by law.
10.13. Conflicting Provisions. If provisions of this Agreement shall conflict with any terms or provisions of any of the Note(s) or Security Agreement(s), the provisions of such Note(s) or Security Agreement(s), as appropriate, shall take priority over any provisions in this Agreement.
10.14. Notices. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the City Executive or any Vice President of the Bank at its offices in Alexandria, Virginia, and to the Treasurer of the Borrower at its offices in Alexandria, Virginia when sent by certified mail and return receipt requested.
10.15. Consent to Jurisdiction. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in the Circuit Court of Fairfax County, Virginia, or the United States District Court for the Eastern District of Virginia, or in such other appropriate court and venue as Bank may choose in its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.
10.16. WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND ENTER INTO THIS AGREEMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.
10.17. Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10.18. Entire Agreement. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Loans, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.
10. 19. Not withstanding anything herein to the contrary, the borrower shall have ten (10) business days from the date of a notice of default issued by the lender to cure the default.
[Signatures on Following Page]

Loan Agreement
Signature Page
IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.
Borrower is a Corporation:

WITNESS:		CUISINE SOLUTIONS, INC.
Name of Corporation
/s/ John P. Reitor	By:	/s/ Stanislas Vilgrain		(SEAL)
STANISLAS VILGRAIN
		Title:	President

/s/ John P. Reitor	By:	/s/ Ronald Zilkowski
RONALD ZILKOWSKI
		Title	Treasurer

WITNESS:	BRANCH BANKING AND TRUST COMPANY

/s/ SIGANTURE ILLEGIBLE	By:	/s/ John P. Reitor
JOHN P. REITOR
		Title:	Senior Vice President

Borrower: CUISINE SOLUTIONS INC

Account Number:	9530034477	Note Number: 00005

Address:	85 S BRAGG ST STE 600	ALEXANDRIA, Virginia

	ALEXANDRIA,VA 22312-2793	Date: May 24, 2007
PROMISSORY NOTE
THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Bank”), or order, at any of Bank’s offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of ONE MILLION SEVEN HUNDRED EIGHTEEN THOUSAND ONE HUNDRED SEVENTY-FIVE DOLLARS & 00/100 Dollars ($1,718,175,00), in immediately available coin or currency of the United States of America. ☑ Borrower shall pay a prepayment penalty as set forth in the Prepayment Penalty Addendum attached hereto.
Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:
☑	Fixed rate of 6.950 % Per annum.

☐	Variable rate of the Bank’s Prime Rate plus __________% per annum to be adjusted ______________________________ as the Bank’s Prime Rate changes. If checked here ☐ , the interest rate will not exceed a(n) ☐ fixed ☐ average maximum rate of __________% or a ☐ floating maximum rate of the greater of _______________% or the Bank’s Prime Rate; and the interest rate will not decrease below a fixed minimum rate of __________%. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when Note is repaid in full by Borrower ☐ annually beginning on ______________________________.

☐	Fixed rate of _______________% per annum through _________________________which automatically converts on ____________________ to a variable rate equal to the Bank’s Prime Rate plus __________% per annum which shall be adjusted ______________________________ as such Prime Rate changes.

☐
     Principal and interest is payable as follows

☐	Principal (plus any accrued interest not otherwise scheduled herein)	}	is due in full at maturity on _________________.
☐	Principal plus accured Interest	}

☑	Payable in consecutive Monthly installments of	☐	Principal	}	commencing on 07/05/2007
		☑	Principal and Interest	}
and continued on the same day of each calendar period thereafter, in 59 equal payments of $34,071,66 , with one final payment of all remaining principal and accrued interest due on 06/05/2012.
☐	ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on ______________________________ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining principal and accrued interest due on ______________________________.

☐	Accrued interest is payable ____________________ commencing on _________________________ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on ___________________________________.

☐	Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder ____________________ on _________________________ and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than __________ months from the date of the initial principal payment due hereunder. Borrower understands the payment may increase if interest rates increase.
☐	Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined.

☐
☐	Borrower hereby authorizes Bank to automatically draft from its demand deposit or savings account(s) with Bank or other bank, any payment(s) due under this Note on the date(s) due. Borrower shall provide appropriate account number(s) for account(s) at Bank or other bank.
     The undersigned shall pay to Bank a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.
     All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.
     This note (“NOTE”) is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank:
Deed(s) of Trust / Mortgage(s) granted in favor of Bank as beneficiary / mortgagee:
☐	dated _________________________ in the maximum principal amount of $_______________ granted by ___________________________

☐	dated _________________________ in the maximum principal amount of $ _______________ granted by ___________________________
IMPORTANT NOTICE
THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
ACCOUNT# / NOTE#
9530034477      00005

Security Agreement(s) granting a security interest to Bank:
☑	dated 05/24/2007 given by CUISINE SOLUTIONS INC

☐	dated given by ___________________________________________________________

.

☐	Securities Account Pledge and Security Agreement dated ___________________________________, executed by

☐ Control Agreement(s) dated , covering	☐ Deposit Account(s)	☐ Investment Property
	☐ Letter of Credit Rights	☐ Electronic Chattel Paper
☐	Assignment of Certificate of Deposit, Security Agreement, and Power of Attorney (for Certificated Certificates of Deposit) dated ___________, executed by _____________________________________________________________________
.

☐	Pledge and Security Agreement for Publicly Traded Certificated Securities dated , executed by ________________________________________________________________________________________.

☐	Assignment of Life Insurance Policy as Collateral dated __________________, executed by _________________________.

☑	Loan Agreement dated 05/24/2007, executed by Borrower and ☐ Guarantor(s).
☐	.

☐	.

.
All of the terms, conditions and covenants of the above described agreements (the “Agreements”) are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.
     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.
     The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned (as defined in 11USC Section (101) (2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called Obligor); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or if any of the undersigned shall fail to furnish information to the Bank sufficient to verify the identity of the undersigned as required under the USA Patriot Act; or in the event of a default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank; or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Obligor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance or debt cancellation and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank’s Prime Rate plus 5% per annum (“Default Rate”), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Virginia; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.
     WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.
     Unless otherwise required under a Loan Agreement, if applicable, and as long as any indebtedness evidenced by this Note remains outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of the Bank.

Page 2 0f 4

     CONFESSION OF JUDGMENT. THE UNDERSIGNED IRREVOCABLY APPOINTS MARK R. LEWIS AND KATHLEEN A. KORDEK EITHER OF WHOM MAY ACT ALONE, AS THE DULY CONSTITUTED ATTORNEY-IN-FACT OF THE UNDERSIGNED WITH AUTHORITY, IN THE NAME, PLACE, AND STEAD OF THE UNDERSIGNED OR ANY OF THEM (IF MORE THAN ONE) TO CONFESS JUDGMENT IN THE OFFICE OF THE CIRCUIT COURT OF THE COUNTY OF FAIRFAX, VIRGINIA, AGAINST THE UNDERSIGNED OR ANY OF THEM (IF MORE THAN ONE), IN THE FULL AMOUNT DUE UNDER THIS NOTE AND ANY MODIFICATION, RENEWAL OR SUBSTITUTION THEREOF, WHETHER NOW OR HEREAFTER EXISTING, AND ALL COSTS OF COLLECTION (INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEY’S FEES), UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THIS NOTE OR ANY MODIFICATION, RENEWAL OR SUBSTITUTION THEREOF, WHETHER NOW OR HEREAFTER EXISTING, SUCH APPOINTMENT SHALL CONSTITUTE A POWER COUPLED WITH AN INTEREST AND SHALL REMAIN IN EFFECT UNTIL ANY AND ALL INDEBTEDNESS EVIDENCED BY THIS NOTE HAS BEEN PAID IN FULL.
     The term “Prime Rate,” if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including but not limited to reasonable attorneys’ fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term “undersigned” as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned.
     From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned makers, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contingently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any reasonable fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by applicable laws. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of Virginia.
(SIGNATURES ON FOLLOWING PAGE)

PROMISSORY NOTE SIGNATURE PAGE

Borrower: CUISINE SOLUTIONS INC
Account Number: 9530034477	Note Number: 00005
Note Amount: $1,718,175.00	Date: 05/24/2007
Notice of Right to Copy of Appraisal: If a 1-4 family residential dwelling is pledged as collateral for this Note, you, the undersigned, have a right to a copy of the real estate appraisal report used in connection with your application for credit. If you wish to receive a copy, please notify in writing the branch office where you applied for credit. You must forward your request to the Bank no later than 90 days after the date of this Note. In your request letter, please provide your name, mailing address, appraised property address, the date of this Note, and the Account and Note Numbers shown on the front of this Note.
If Borrower is a Corporation:
IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.

WITNESS:	CUISINE SOLUTIONS, INC.
NAME OF CORPORATION

/s/ John P. Reitor	By:	/s/ STANISLAS VILGRAIN	(SEAL)

STANISLAS VILGRAIN
Title: President

/s/ John P. Reitor	By:	/s/ RONALD ZILKOWSKI	(SEAL)

RONALD ZILKOWSKI
Title: Treasurer

If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership or
Limited Liability Limited Partnership:

WITNESS:

NAME OF PARTNERSHIP, LLC, LLP OR LLLP

	By:		(SEAL)

GENERAL PARTNER OR MANAGER

	By:		(SEAL)

GENERAL PARTNER OR MANAGER

	By:		(SEAL)

GENERAL PARTNER OR MANAGER
If Borrower is an Individual

WITNESS:

(SEAL)

Additional Co-makers

WITNESS:

(SEAL)

(SEAL)

(SEAL)

(SEAL)

PREPAYMENT FEE ADDENDUM TO PROMISSORY NOTE
          THIS ADDENDUM is hereby made a part of the Promissory Note dated May 24, 2007 from CUISINE SOLUTIONS,INC. (“Borrower”) payable to the order of Branch Banking and Trust Company (“Bank”) in the principal amount of $1,718,175.00 (including all renewals, extensions, modifications and substitutions therefore, the “Note”).
CALCULATION OF PREPAYMENT FEE
Each prepayment of the principal of the Note, in whole or in part and whether voluntary, mandatory, upon acceleration or otherwise, shall be made after giving the Bank at least one day’s prior notice and shall be accompanied by an additional amount deemed necessary by the Bank to compensate the Bank for any losses, costs or expenses which the Bank may incur as a result of such prepayment. If Borrower makes a prepayment without having given prior notice to the Bank, the prepayment compensation shall be payable on demand. The determination of prepayment compensation due the Bank hereunder shall be made by the Bank in good faith and shall be conclusive absent manifest error.
The prepayment schedule/formula shall be (check applicable box):

☑	For any principal prepayment of the Note, the Borrower shall pay 4% of the amount of the principal prepayment if made between May 24, 2007 and May 23, 2008; 4% of the amount of the principal prepayment if made between May 24, 2008 and May 23, 2009; 3% of the amount of the principal prepayment if made between May 24, 2009 and May 23, 2010; 2% of the amount of the principal prepayment if made between May 24, 2010 and May 23, 2011; 1% of the amount of the principal prepayment if made between May 24, 2011 and May 23, 2012; N/A% of the amount of the principal repayment if made between N/A and N/A; N/A% of the amount of the principal prepayment if made between N/A and N/A; N/A% of the amount of the principal prepayment if made between N/A and N/A; N/A% of the amount of the principal prepayment if made between N/A and N/A; N/A% of the amount of the principal prepayment if made between N/A and N/A.

☑	The aforedescribed prepayment penalty shall only apply in the event the Note is refinanced with another financial institution.

WITNESS:	CUISINE SOLUTIONS, INC.
NAME OF CORPORATION

/s/ John P. Reitor	By:	/s/ Stanislas Vilgrain	(SEAL)

STANISLAS VILGRAIN
Title: President

/s/ John P. Reitor	By:	/s/ Ronald Zilkowski	(SEAL)

RONALD ZILKOWSKI
Title: Treasurer

If Debtor is a General Partnership, Limited Partnership, Limited Liability Company, Limited Liability Partnership or
Limited Liability Limited Partnership:

WITNESS:

NAME OF PARTNERSHIP, LP, LLC, LLP OR LLLP

	By:		(SEAL)

GENERAL PARTNER / MANAGER / MEMEBER

	By:		(SEAL)

GENERAL PARTNER / MANAGER / MEMEBER

	By:		(SEAL)

GENERAL PARTNER / MANAGER / MEMEBER
If Borrower is an Individual

WITNESS:

(SEAL)

Additional Co-makers

WITNESS:

(SEAL)

(SEAL)

(SEAL)

(SEAL)

ACCOUNT# / NOTE#
9530034477      00005

1 of 1

City: ALEXANDRIA, VA
BB&T SECURITY AGREEMENT
This Security Agreement (“Security Agreement”), is made May 24, 2007, between CUISINE SOLUTIONS INC (“Debtor”), and Branch Banking and Trust Company, a North Carolina banking corporation (“Secured Party”).
This Security Agreement is entered into in connection with (check applicable items):

☑	(i)	a Loan Agreement (“Loan Agreement”) dated on or before the date of this Security Agreement under which the Secured Party has agreed to make a loan(s) and/or establish a line(s) of credit;

☑	(ii)	a promissory note dated 05/24/2007 (including all extensions, renewals, modifications and substitutions thereof, the “Note”) of the Debtor or of CUISINE SOLUTIONS INC (the “Borrower”), in the principal amount of $1,718,175.00.

☐	(iii)	a guaranty agreement or agreements (whether one or more, the “Guaranty”) executed by the guarantors named therein (whether one or more, the “Guarantors”) dated on or about the same date as this Security Agreement;

☐	(iv)	a control agreement covering the Debtor’s, Borrower’s, or any Guarantor’s Deposit Account(s), Investment Property, Letter-of-Credit Rights, or Electronic Chattel Paper dated on or about the same date as this Security Agreement executed by the Debtor, the Borrower, and any such Guarantor;

☐	(v)	the sale by Debtor and purchase by Secured Party of Accounts, Chattel Paper, Payment Intangibles and/or Promissory Notes; and/or

☐	(vi)

Secured Party and Debtor agree as follows:
I.	DEFINITIONS.
1.1 Collateral. Unless specific items of personal property are described below, the Collateral shall consist of all now owned and hereafter acquired and wherever located personal property of Debtor identified below, each capitalized term as defined in Article 9 of the Virginia Uniform Commercial Code (“UCC”) (check applicable items):

☐	(i)	Accounts, including all contract rights and health-care-insurance receivables;
☐	(i-a)	The Account(s), contract right(s) and/or Health-Care-lnsurance Receivables specifically described as follows;

☐	(ii)	Inventory, including all returned inventory;
☐	(ii-a)	The Inventory specifically described as follows:

☐	(iii)	Equipment, including all Accessions thereto, and all manufacturer’s warranties, parts and tools therefor;
☑	(iii-a)	The Equipment, including all Accessions thereto, all manufacturer’s warranties therefor, and all parts and tools therefor, specifically described as follows:
SEE SCHEDULE “A” ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE

☐	(iv)	Investment Property, including the following certificated securities and/or securities account(s) specifically described as follows:

☐	(v)	Instruments, including all promissory notes and certificated certificates of deposit specifically described as follows:

☐	(vi)	Deposit Accounts with Secured Party specifically described below (list account number(s)):
☐	(vi-a)	The Deposit Accounts with other financial institutions specifically described as follows (list financial institution and account numbers):

☐	(vii)	Chattel Paper (whether tangible or electronic);
☐	(vii-a)	The Chattel Paper specifically described as follows:

☐	(viii)	Goods, including all Fixtures and timber to be cut, located or situated on the real property specifically described as follows (list legal description as shown on deed including county and state):

ACCOUNT# / NOTE#
9530034477      00005

☐	(ix)	Farm Products, including all crops grown, growing or to be grown, livestock (born and unborn), supplies used or produced in a farming operation, and products of crops and livestock;
☐	(ix-a)	The Farm Products specifically described as follows:

☐	(x)	As-Extracted Collateral from the following location(s) (list legal description including county and state):

☐	(xi)	The Letter-of-Credit Rights under the following letter(s) of credit (list issuer, number and amount):

☐	(xii)	Documents of Title, including all warehouse receipts and bills of lading specifically described as follows:

☐	(xiii)	Commercial Tort Claim(s) more specifically described as follows:

☐	(xiv)	Money, including currency and/or rare coins delivered to and in possession of the Secured Party Specifically described as follows:

☐	(xv)	Software specifically described as follows:

☐	(xvi)	Manufactured Home(s):

Doublewide
Model	Year	Serial Number 1	Serial Number 2
1.
2.

☐	(xvii)	Vehicles, including recreational vehicles and watercraft described below:

New/Used	Year/Make	Model/Body Type	VIN Number/Serial Number
1.
2.
3.
4.
5.
6.

☐	(xviii)	General intangibles, including all Payment Intangibles, copyrights, trademarks, patents, tradenames, tax refunds, company records (paper and electronic), rights under equipment leases, warranties, software licenses, and the following, if any:

☐	(xix)	Supporting Obligations;

☑	(xx)	to the extent not listed above as original collateral, all proceeds (cash and non-cash) and products of the foregoing.

☑		See Schedule “A” to Security Agreement.
1.2	Obligations. This Security Agreement secures the following (collectively, the “Obligations”):
(i)	Debtor’s or Borrower’s obligations under the Note, the Loan Agreement, and this Security Agreement and in addition to the foregoing obligations, if the Debtor is a Guarantor, its obligations under its Guaranty;

(ii)	all of Debtor’s or Borrower’s present and future indebtedness and obligations to Secured Party including without limitation any obligation to reimburse and repay Secured Party for paying any ‘Standby or Commercial letter of Credit issued on the account of Debtor or Borrower pursuant to an application therefor;

(iii)	the repayment of (a) any amounts that’ Secured Party may advance or spend for the maintenance or preservation of the Collateral, and (b) any other expenditures that Secured Party may make under the provisions of this Security Agreement or for the benefit of Debtor or Borrower;

(iv)	all amounts owed under any modifications, renewals, extensions or substitutions of any of the foregoing obligations;

(v)	all Default Costs, as defined in Paragraph VIII of this Security Agreement; and

(vi)	any of the foregoing that may arise after the filing of a petition by or against Debtor or Borrower under the Bankruptcy Code,

(vi)	even if the obligations do not accrue because of the automatic stay under Bankruptcy Code § 362 or otherwise.
1.3	UCC. Any term used in the UCC and not otherwise defined in this Security Agreement has the meaning given to the term in the UCC.

II.	GRANT OF SECURITY INTEREST.
Debtor grants a security interest in the Collateral to Secured Party to secure the payment and performance of the Obligations.
III.	PERFECTION OF SECURITY INTERESTS.
3.1	Filing of Security Interests.
(i)	Debtor authorizes Secured Party to execute on the Debtor’s behalf and file any financing statement (the “Financing Statement”) describing the Collateral in any location deemed necessary and appropriate by Secured Party.

(ii)	Debtor authorizes Secured Party to file a Financing Statement describing any agricultural liens or other statutory liens held by Secured Party.

(iii)	Secured Party shall receive prior to the closing an official report from the Secretary of State of each Place of Business and the Debtor State, each as defined below, collectively (the “Filing Reports”) indicating that Secured Party’s security interest is prior to all other security interests or other interests reflected in the report.
3.2	Possession.
(i)	Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its security interest by possession in addition to the filing of a Financing Statement.

(ii)	Where Collateral is in the possession of a third party, Debtor will join with Secured Party in notifying the third party of Secured Party’s security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.
3.3	Control Agreements. Debtor will cooperate with Secured Party in obtaining a control agreement in form and substance satisfactory to Secured Party with respect to Collateral consisting of (check appropriate items):
☐	Deposit Accounts (for deposit accounts at other financial institutions);

☐	Investment Property for securities accounts, mutual funds and other uncertificated securities;

☐	Letter-of-credit rights; and/or

☐	Electronic chattel paper.
3.4	Marking of Chattel Paper. If Chattel Paper is part of the Collateral, Debtor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating that Secured Party has a security interest in the Chattel Paper.
IV.	POST-CLOSING COVENANTS AND RIGHTS CONCERNING THE COLLATERAL.
4.1	Inspection. The parties to this Security Agreement may inspect any Collateral in the other party’s possession, at any time upon reasonable notice.

4.2	Personal Property. Except for items specifically identified by Debtor and Secured Party as Fixtures, the Collateral shall remain personal property at all times, and Debtor shall not affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture.

4.3	Secured Party’s Collection Rights. Secured Party shall have the right at any time to enforce Debtor’s rights against any account debtors and obligors.

4.4	Limitations on Obligations Concerning Maintenance of Collateral.
(i)	Risk of Loss. Debtor has the risk of loss of the Collateral.

(ii)	No Collection Obligation. Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.
4.5	No Disposition of Collateral. Secured Party does not authorize, and Debtor agrees not to:
(i)	make any sales or leases of any of the Collateral other than in the ordinary course of business;

(ii)	license any of the Collateral; or

(iii)	grant any other security interest in any of the Collateral.
4.6	Purchase Money Security Interests. To the extent Debtor uses the Loan to purchase Collateral, Debtor’s repayment of the Loan shall apply on a “first-in-first-out” basis so that the portion of the Loan used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

4.7	Insurance. Debtor shall obtain and keep in force such insurance on the Collateral as is normal and customary in the Debtor’s business or as the Secured Party may require, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such insurance companies as the Secured Party may approve. All policies of insurance will contain the long-form Lender’s Loss Payable clause in favor of the Secured Party, and the Debtor shall deliver the policies or complete copies thereof to the Secured Party. Such policies shall be noncancellable except upon thirty (30) days’ prior written notice to the Secured Party. The proceeds of all such insurance, if any loss should occur, may be applied by the Secured Party to the payment of the Obligations or to the replacement of any of the Collateral damaged or destroyed, as the Secured Party may elect or direct in its sole discretion. The Debtor hereby appoints (which appointment constitutes a power coupled with an interest and is irrevocable as long as any of the Obligations remain outstanding) Secured Party as its lawful attorney-in-fact with full authority to make, adjust, settle claims under and/or cancel such insurance and to endorse the Debtor’s name on any instruments or drafts issued by or upon any insurance companies.
V.	DEBTORS REPRESENTATIONS AND WARRANTIES.
Debtor represents and warrants to Secured Party:
5.1	Title to and transfer of Collateral. It has rights in or the power to transfer the Collateral and its title to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge except as created by this Security Agreement.

5.2	Location of Collateral. All collateral consisting of goods (equipment, inventory, fixtures, crops, unborn young of animals, timber to be cut, manufactured homes; and other tangible, movable personal property) is located solely in the following States (the “Collateral States”): VA

5.3	Location, State of Incorporation and Name of Debtor. Debtor’s:
(i)	chief executive office (if Debtor has more than one place of business), place of business (if Debtor has one place of business), or principal residence (if Debtor is an individual), is located in the following State and address (the “Place of Business”):
85 S BRAGG ST STE 600
ALEXANDRIA, VA 22312-2793

(ii)	state of incorporation or organization is Delaware (the “Debtor State”);

(iii)	exact legal name is as set forth in the first paragraph of this Security Agreement.

5.4	Business or Agricultural Purpose. None of the Obligations is a Consumer Transaction, as defined in the UCC and none of the Collateral has been or will be purchased or held primarily for personal, family or household purposes.
VI.	DEBTORS COVENANTS.

Until the Obligations are paid in full, Debtor agrees that it will:
6.1	preserve its legal existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets;

6.2	not change the Debtor State of its registered organization;

6.3	not change its registered name without providing Secured Party with 30 days’ prior written notice; and

6.4	not change the state of its Place of Business or, if Debtor is an individual, change his state of residence without providing Secured Party with 30 days’ prior written notice.
VII.	EVENTS OF DEFAULT.

The occurrence of any of the following shall, at the option of Secured Party, be an Event of Default:
7.1	Any default or Event of Default by Borrower or Debtor under the Note, Loan Agreement, any of the other loan documents, and Guaranty or any of the other Obligations;

7.2	Debtor’s failure to comply with any of the provisions of, or the incorrectness of any representation or warranty contained in, this Security Agreement, the Note, the Loan Agreement, or in any other document relating to the Obligations;

7.3	Transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement;

7.4	Attachment, execution or levy on any of the Collateral;

7.5	Debtor voluntarily or involuntarily becoming subject to any proceeding under (a) the Bankruptcy Code or (b) any similar remedy under state statutory or common law;

7.6	Debtor shall fail to comply with, or become subject to any administrative or judicial proceeding under any federal, state or local (a) hazardous waste or environmental law, (b) asset forfeiture or similar law which can result in the forfeiture of property, or (c) other law, where noncompliance may have any significant effect on the Collateral; or

7.7	Secured Party shall receive at any time following the closing a UCC filing report indicating that Secured Party’s security interest is not prior to all other security interests or other interests reflected in the report.
VIII.	DEFAULT COSTS.
8.1	Should an Event of Default occur, Debtor will pay to Secured Party all costs incurred by the Secured Party for the purpose of enforcing its rights hereunder, including:
(i)	costs of foreclosure;

(ii)	costs of obtaining money damages; and

(iii)	a reasonable fee for the service of attorneys employed by Secured Party for any purpose related to this Security Agreement or the Obligations, including without limitation consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration.
IX.	REMEDIES UPON DEFAULT.
9.1	General. Upon any Event of Default, Secured Party may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise.

9.2	Concurrent Remedies. Upon any Event of Default, Secured Party shall have the right to pursue any of the following remedies separately, successively or concurrently:
(i)	File suit and obtain judgment and, in conjunction with any action, Secured Party may seek any ancillary remedies provided by law or at equity, including levy of attachment and garnishment.

(ii)	Take possession of any Collateral if not already in its possession without demand and without legal process. Upon Secured Party’s demand, Debtor will assemble and make the Collateral available to Secured Party as it directs. Debtor grants to Secured Party the right, for this purpose, to enter into or on any premises where Collateral may be located.

(iii)	Without taking possession, sell, lease or otherwise dispose of the Collateral at public or private sale in accordance with the UCC.
X.	FORECLOSURE PROCEDURES.
10.1	No Waiver. No delay or omission by Secured Party to exercise any right or remedy accruing upon any Event of Default shall (a) impair any right or remedy, (b) waive any default or operate as an acquiescence to the Event of Default, or (c) affect any subsequent default of the same or of a different nature.

10.2	Notices. Secured Party shall give Debtor such notice of any private or public sale as may be required by the UCC.

10.3	Condition of Collateral. Secured Party has no obligation to repair, clean-up or otherwise prepare the Collateral for sale.

10.4	No Obligation to Pursue Others. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party’s rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

10.5	Compliance With Other Laws. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

10.6	Warranties. Secured Party may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

10.7	Sales on Credit. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale as and when received, less expenses.

10.8	Purchases by Secured Party. In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting some or all of the Obligations of the Debtor.

10.9	No Marshalling. Secured Party have no obligation to marshal any assets in favor of Debtor, or against or in payment of:
(i)	the Note,

(ii)	any of the other Obligations, or

(iii)	any other obligation owed to Secured Party, Borrower or any other person.
XI.	MISCELLANEOUS.
11.1	Assignment.
(i)	Binds Assignees. This Security Agreement shall bind and shall inure to the benefit of the successors and assigns of Secured Party, and shall bind all heirs, personal representatives, executors, administrators, successors and permitted assigns of Debtor.

(ii)	No Assignments by Debtor. Secured Party does not consent to any assignment by Debtor except as expressly provided in this Security Agreement.

(iii)	Secured Party Assignments. Secured Party may assign its rights and interests under this Security Agreement. If an assignment is made, Debtor shall render performance under this Security Agreement to the assignee. Debtor waives and will not assert against any assignee any claims, defenses or set-offs which Debtor could assert against Secured Party except defenses which cannot be waived.
11.2	Severability. Should any provision of this Security Agreement be found to be void, invalid or unenforceable by a court or panel of arbitrators of competent jurisdiction, that finding shall only affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Security Agreement.

11.3	Notices. Any notices required by this Security Agreement shall be deemed to be delivered when a record has been (a) deposited in any United States postal box if postage is prepaid, and the notice properly addressed to the intended recipient, (b) received by telecopy, (c) received through the Internet, and (d) when personally delivered.

11.4	Headings. Section headings used in this Security Agreement are for convenience only. They are not a part of this Security Agreement and shall not be used in construing it.

11.5	Governing Law. This Security Agreement is being executed and delivered and is intended to be performed in the State of Virginia and shall be construed and enforced in accordance with the laws of the State of Virginia, except to the extent that the UCC provides for the application of the law of the Debtor State.
11.6	Rules of Construction.
(i)	No reference to “proceeds” in this Security Agreement authorizes any sale, transfer, or other disposition of the Collateral by the Debtor except in the ordinary course of business.

(ii)	“Includes” and “including” are not limiting.

(iii)	“Or” is not exclusive.

(iv)	“All” includes “any” and “any” includes “all.”
11.7	Integration and Modifications.
(i)	This Security Agreement is the entire agreement of the Debtor and Secured Party concerning its subject matter.

(ii)	Any modification to this Security Agreement must be made in writing and signed by the party adversely affected.
11.8	Waiver. Any party to this Security Agreement may waive the enforcement of any provision to the extent the provision is for its benefit.

11.9	Further Assurances. Debtor agrees to execute any further documents, and to take any further actions, reasonably requested by Secured Party to evidence or perfect the security interest granted herein or to effectuate the rights granted to Secured Party herein.

11.10	WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS SECURITY AGREEMENT OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND SECURED PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY TO MAKE THE LOAN TO DEBTOR OR BORROWER. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY, NOR SECURED PARTY’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF SECURED PARTY, NOR SECURED PARTY’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.
SIGNATURES ON THE FOLLOWING PAGE

     The parties have signed this Security Agreement under seal as of the day and year first above written.
If Debtor is a Corporation:

WITNESS:	CUISINE SOLUTIONS, INC.
WITNESS:	NAME OF CORPORATION

/s/ John P. Reitor	By:	/s/ STANISLAS VILGRAIN		(SEAL)

STANISLAS VILGRAIN
		Title:	President

/s/ John P. Reitor	By:	/s/ RONALD ZILKOWSKI		(SEAL)

RONALD ZIL KOWSKI
		Title:	Treasurer
If Debtor is a Partnership, Limited Liability Company, Limited Liability Partnership or
Limited Liability Limited Partnership:

WITNESS:

NAME OF PARTNERSHIP, LLC, LLP OR LLLP

	By:		(SEAL)

GENERAL PARTNER OR MANAGER

	By:		(SEAL)

GENERAL PARTNER OR MANAGER

	By:		(SEAL)

GENERAL PARTNER OR MANAGER
If Debtor is an Individual:

WITNESS:

TYPE NAME OF DEBTOR

(SEAL)

TYPE NAME OF DEBTOR

(SEAL)

SCHEDULE “A” TO SECURITY AGREEMENT

JLD/BC 426-06

Thermix™ System type 5:5 processing tanks 2 000 L
I — Proposed equipment: Thermix™ type 5:5 X 2 000L
The Thermix™ system is a modular cook, cool, chill equipment in complete immersion with continuous circulation of water, with hydro-accumulation and recycling of hot and cold liquids, controlled by computer for automatic cook/cool/chill cycles, with calculation of pasteurization values and tracks record of cooking/chilling data.
•	Estimated production capacity per cook, cool, chill process cycle:
✓	Approx. 200 to 300 Kg of products per stacks of baskets (2 stacks / tank)

✓	Approx. 400 to 600 Kg of products per process tank with 2 stacks of baskets

✓	Approx; 2 000 to 3 000 Kg of products with the 5 processing tanks 2 000 L
II — Description according to principle lay out drawing # 051106 CSI revised by Al
The Thermix™ system type 5:5 X 2000 L — is made of:
•	5 sets of processing tanks (each tank 1 x 2 000 L made of 2 stacks of baskets) complete with lids, and platform to allow access to the products and probing; set of specific piping, pumps, sensors, actuators and butterfly valves.

•	1 external hot water storage tank capacity 15 000 L to be installed outside on a platform. This stock tank will be heated by an external steam heat plate exchanger to be supplied by others (requested heat capacity: 1 000 Ibs/h of steam -).

•	1 external cold water storage tank capacity 15 000 L to be installed outside on a platform. This stock tank is designed to be connected on the two existing lines to recycle the cold water which is drained today. This stock tank will be chilled by an external refrigeration plate exchanger to be supplied by others. (requested refrigeration capacity: 600 000 BTU/h)

•	1 external chilled water storage tank capacity 15 000 L to be installed outside on a platform. This stock tank will be chilled by an external refrigeration plate exchanger to be supplied by others. (Requested refrigeration capacity: 300 000 BTU/h).

•	1 set of piping with pumps and valves for transfer of hot, cold and chilled water from the storage tanks to the processing tanks

•	1 control/command unit with Siemens PLC and PC, including software in English

•	1 semi automatic handling system for stacks of baskets on a structural frame to allow loading and unloading the processing tanks

•	20 stacks of 17 baskets (825 x 825 x 50 mm) for loading the products

•	20 trolleys for handling and moving the stacks of baskets

•	Technical manuals for operation and maintenance in English

•	with Safety Certificate for CE Conformity

Initial	/s/ Illegible

Initial	/s/ Illegible

JLD/BC 426-06
•	Overall dimensions as per the attached latest layout drawing # 051106 CSI revised by Al with external stock tanks placed outside parallel to the 3 Thermix lines.

•	As the recycled water have to be returned above the existing 25 feet height wall, 1 booster pump will be installed on the cold water return of the two previous lines. This pump will be controlled by a pressure sensor and a frequency drive. The two old Installations will be fitted with 2 new valves to allow recycling or drain the cold water.

•	The 5 pumps of the 5 process tanks of the third line will be power upgraded to allow the return water above the existing 25 feet height wall.

•	The 3 pumps of the stock tanks will be power upgraded to allow pumping the water above the existing 25 feet height wall. The cold water supply pump will be designed to supply the 3 Installations simultaneously with dedicated frequency drive control system.
III — Budgetary Proposal with Price in Euros, DDU Alexandria, Incoterm 2000:
Considering our excellent business relationship over the years with Cuisine Solutions. Armor Inox grants special conditions with 15% discount in favor of Cuisine Solutions.
•	Thermix™ System type 5 : 5 X 2 000 L
Total Net Price, ex Works after special 15% discount: 811530 euros
Including Installation, training, commissioning and start up
Budget price for Packing & shipment with 3 containers 40” DDU Alexandria: 28 800 euros
Total Net Price, DDU Alexandria after special 15 % discount: 840 330 euros
Including delivery DDU Alexandria, Installation, training, commissioning and start up
This UCC Lien shall include all equipment warranties for the specific equipment referred to in this Schedule A.
IV— Commercial conditions:
Scope of supply:
•	Including delivery DDU on site in Alexandria

•	Including supervision for assembly and Installation work

•	Including commissioning, training and start up

CUISINE SOLUTIONS, INC.
BY:	/s/ Stanislas Vilgrain
STANISLAS VILGRAIN
President

BY:	/s/ Ronald Zilkowski
RONALD ZILKOWSKI
Treasurer

CUSTOMS BROKER

SEASCHOTT INC.
2609 CABOVER DR SUITES 9 & 10
HANOVER MD 21076

KUEHNE+NAGEL

ARRIVAL NOTICE

**** PLEASE QUOTE IN YOUR REPLY ****

FILE REFERENCE: 6341-4594-704.017
04/23/2007

CONSIGNEE

CUISINE SOLUTIONS U.S.A.
4106 WHEELER AVENUE
ALEXANDRIA, VA 22304
USA

SHIPPER

ARMOR INOX
P.A. DE BROCILIANDE
56430 MAURON
FRANCE

CARGO LOCATION

PORTSMOUTH MARINE TERMINAL
2000 SEABOARD AVE.
PORTSMOUTH, VA 23707

SENDING AGENT

KUEHNE + NAGEL S.A.S.
ZI DE VILLEMILAN
1, BOULEVARD ARAGO
FR 91320 WISSOUS, FRANCE

PLACE OF RECEIPT : MAURON
OCEAN VESSEL : CMA CGM ELBE
PORT OF LOADING : LE HAVRE
PORT OF DISCHARGE : NORFOLK, VA
PLACE OF DELIVERY : ALEXANDRIA , VA
TERMS OF DELIVERY : DDU ALEXANDRIA
INSURANCE : NOT ARR'GED BY US

VOYAGE : LB113W
ETS : 04/12/2007
ETA : 05/01/2007
05/09/2007
MOVEMENT : CY/CY

MARKS & NOS	QTY	PCS	DESCRIPTION OF GOODS	GRSS WT KGS	CBM
ECMU4127114 SEAL AK1097462 AF06060017-02-01	1	40' GE	8 BASKETS SPACER SYSTEM 1 PKG OF PUMPS +1 GROUND GUIDE + 1 TROLLEY+ 1 FLEXIBLE 1 PKG OF HOIST 1 ELECTRICAL PANEL ALL MENTIONED CONTAINERS SHIPPER'S LOAD, COUNT AND SEAL	2500.00	40.000
TOTALS	1			2500.00	40.000

FREIGHT PREPAID

MBL FOR CUSTOMS ENTRY: CMDUFR1391914
AMS HOUSE B/L: BANQWSS0001380
PIECE COUNT TOTAL: 11 PKGS
CUSTOMS CLEARANCE POINT: NORFOLK
BLUE ANCHOR B/L: 12974148703013
PREPAID OCEAN FREIGHT: $3401 TO DOOR
TOTAL CHARGES DUE: $65 DOC TRANSFER FEE
DOOR MOVE TO ALEXANDRIA

SUBJECT TO OUR STANDARD TERMS AND CONDITIONS WHICH ARE AVAILABLE UPON REQUEST. KUEHNE & NAGEL, INC. FMC # 1162F, CHB # 4455.

KUEHNE & NAGEL, INC.

CUISINE SOLUTIONS, INC.

BY: ____________________
STANISLAS VILGRAIN
President

BY: ____________________
RONALD KILKOWSKI
Treasurer

№ 30309

MULTIMARINE SERVICES, INC.
1111 Frankfurst Avenue
Baltimore, Maryland 21226
Phone: (410) 355-7012 FAX: (410) 354-5237

NAME: CUISINE SOLUTIONS		DATE: 7/24/06	PROMISED:
STREET			
CITY			
PHONE		CALL BEFORE ☐ A.M. ☐ P.M.	
TECHNICIAN		AUTHORIZED BY	
WORK TO BE PERFORMED: CHILLERS, HEATEXCHANGERS, PUMPS TANKS			

EQUIPMENT	
CONTROL #	
MAKE	
MODEL	
SERIAL #	

DESCRIPTION OF WORK PERFORMED	QTY.	MATERIALS & SERVICES	UNIT PRICE	AMOUNT
SUPPLY AND INSTALL 2 COMPLETE CHILLER, PUMP, TANK SYSTEMS		REFRIGERANT RECYCLED LBS.		
SUPPLY AND INSTALL 3 HEATEXCHANGERS AS DESCRIBED IN		REFRIGERANT LBS.		
INSTRUCTIONS FROM CUISINE, GIVEN TO US. A COPY IS ATTACHED				
DISCONNECT OLD CHILLER (T1) CONNECT TO NEW SYSTEM				
CONNECT STEAM PIPING TO EXISTING BOILER.		TOTAL EQUIP	205	361.00
INSULATE ALL PIPING WE INSTALL. PUT SYSTEMS				
IN OPERATION		PIPING, INSULATION		
		HARDWARE, FILTERS		
		HANGERS	23	255.00
DOES NOT INCLUDE STAINLESS STEEL PIPING & INSULATION	2	PAC1000D2-T4S CHILLERS		
POWER WIRING TO ALL SYSTEMS, CRANE SERVICE	1	M6-FFG HEAT EXC		
OR PERMITS	1	M10 BFG " "		
	1	STEAM HEAT EX		
	2	TS1000 PUMP & TANK ASSY		
	1	STEAM TRAP + PUMP ASSY		
		TOTAL MATERIALS		

I have reviewed services performed and accept terms and conditions. Payment terms are net 30 days. All accounts over 30 days will be charged a 2% monthly finance charge. Accounts of 60 days will be C.O.D. In agreeing to do business with Multimarine Services, Inc. we also agree to abide by the laws of the state of Maryland, and that any legal issues that arise would be handled through the Maryland court system.

CUSTOMER SIGNATURE ______________________ DATE ______________

DATE	HOURS	CODE	DATE	HOURS	CODE
Initial	Initial				

TOTAL ST. LABOR ____________

TOTAL OT. LABOR ____________

TOTAL SUMMARY	
TOTAL MATERIALS	228616.00
TOTAL LABOR	38000.00
TRAVEL CHARGE	
TAX	11430.80
TOTAL	278046.00